UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023

P&F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 Par Value	PFIN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2023, Richard P. Randall, a member of the Board of Directors (the “Board”) of P&F Industries, Inc. (the “Registrant”) and a member of the Board’s Audit Committee, Corporate Governance and Nominating Committee, and Strategic Planning and Risk Assessment Committee, advised the Board that effective as of January 13, 2023, he resigned from the Board and each committee on which he serves. Mr. Randall further advised the Registrant that he resigned for personal reasons and not due to any disagreement with the Registrant on any matter relating to its operations, policies or practices.

Mr. Kenneth M. Scheriff, a member of the Board, was appointed to the Audit Committee effective January 13, 2023 and Mitchell A. Solomon, a member of the Board, was appointed to the Corporate Governance and Nominating Committee effective as of January 13, 2023.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 10, 2023, the Board approved an amendment and restatement of the By-laws of the Registrant (the “Amended and Restated By-Laws”) effective as of January 13, 2023. The Amended and Restated By-Laws contains an amendment to Article III, Section 1 (the “Amendment”) which reduces the number of directors on the Board from six to five.

The description of the Amendment set forth above is qualified in its entirety by the full text of Article III, Section 1 contained in the Amended and Restated By-laws, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Amended and Restated By-Laws of the Registrant (Effective as of January 13, 2023)
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

January 12, 2023
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and Chief Financial Officer